Exhibit 10.23

ZORAN CORPORATION

AMENDMENT TO STOCK OPTION AGREEMENT

This Amendment to Stock Option Agreement (“Amendment”) is made and entered into as of December 22, 2006 (“Effective Date”) by and between Zoran Corporation, a Delaware corporation (the “Company”), and Karl Schneider (“Optionee”).

WHEREAS, on August 9, 2002, Optionee was granted an option to purchase 75,000 shares of the Company’s common stock (“Option”) under to the Company’s 1993 Stock Option Plan, as amended through April 21, 2002 (“1993 Plan”) pursuant to that certain Incentive Stock Option Agreement for Continuing Employees between the Company and Optionee, dated as of March 12, 2003 (“Agreement”).

WHEREAS, the parties desire to minimize any potential tax liabilities related to the Option pursuant to Section 409A of the Internal Revenue Code of 1986, as amended (“Code”), and Internal Revenue Service Notice 2005-1.

WHEREAS, Optionee has delivered to the Company an election form in which Optionee accepts the Offer described in the Company’s “Offer to Amend Certain Options,” dated December 21, 2006.

WHEREAS, Optionee and the Company desire to amend the Option to increase the exercise price of the Option.

NOW, THEREFORE, Optionee and the Company hereby agree as follows:

1.             Nonqualified Stock Option.  Optionee and the Company agree that the Option is a nonqualified stock option, and is not eligible to be treated as an incentive stock option within the meaning of Section 422 of the Code.

2.             Amendment of Section 2 of the Agreement.  Section 2 of the Agreement is amended and restated in its entirety to read as follows:

“2.  Option Price.  For those Shares that vest on or before December 31, 2004, or that were purchased pursuant to an option exercise under this Agreement prior to December 21, 2006, the Option Price is $12.36 for each Share.  For the remainder of the Shares, the Option Price for each Share is $14.69, or such other price as may be determined by the Board of Directors of the Company to be the fair market value of the Company’s Common Stock on the measurement date for such option.

3.             No Other Changes.  Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.

3.             Securities Law Compliance.  Optionee has received the Company’s Offer to Amend Certain Options, dated December 21, 2006 and a copy of the prospectus related to the

1993 Plan, and has had an opportunity to ask questions of the Company’s representatives about  this Amendment and the investment decision contemplated hereby.

4.             Tax Consequences.  Optionee has had an opportunity to consult with tax and/or other advisers as Optionee deems advisable in connection with entering into this Amendment and Optionee is not relying on the Company for any tax advice.

5.             Defined Terms.  All capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

6.             Governing Law.  This Amendment shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely with the State of California.

The parties hereto have duly executed this Stock Option Amendment, effective as of the date set forth above.

ZORAN CORPORATION

By:

Name:

Title:

OPTIONEE

Signature of Optionee

Karl Schneider

ZORAN CORPORATION

AMENDMENT TO STOCK OPTION AGREEMENT

                This Amendment to Stock Option Agreement (“Amendment”) is made and entered into as of December 22, 2006 (“Effective Date”) by and between Zoran Corporation, a Delaware corporation (the “Company”), and Karl Schneider (“Optionee”).

                WHEREAS, on September 19, 2001, Optionee was granted an option to purchase 45,000 shares of the Company’s common stock (“Option”) under to the Company’s 1993 Stock Option Plan, as amended through April 21, 2002 (“1993 Plan”) pursuant to that certain Incentive Stock Option Agreement for Continuing Employees between the Company and Optionee, dated as of September 19, 2001 (“Agreement”).

WHEREAS, the parties desire to minimize any potential tax liabilities related to the Option pursuant to Section 409A of the Internal Revenue Code of 1986, as amended (“Code”), and Internal Revenue Service Notice 2005-1.

WHEREAS, Optionee has delivered to the Company an election form in which Optionee accepts the Offer described in the Company’s “Offer to Amend Certain Options,” dated December 21, 2006.

WHEREAS, Optionee and the Company desire to amend the Option to increase the exercise price of the Option.

                NOW, THEREFORE, Optionee and the Company hereby agree as follows:

1.             Nonqualified Stock Option.  Optionee and the Company agree that the Option is a nonqualified stock option, and is not eligible to be treated as an incentive stock option within the meaning of Section 422 of the Code.

2.             Amendment of Section 2 of the Agreement.  Section 2 of the Agreement is amended and restated in its entirety to read as follows:

“2.  Option Price.  For those Shares that vest on or before December 31, 2004, or that were purchased pursuant to an option exercise under this Agreement prior to December 21, 2006, the Option Price is $11.52 for each Share.  For the remainder of the Shares, the Option Price for each Share is $15.47, or such other price as may be determined by the Board of Directors of the Company to be the fair market value of the Company’s Common Stock on the measurement date for such option.

3.             No Other Changes.  Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.

3.             Securities Law Compliance.  Optionee has received the Company’s Offer to Amend Certain Options, dated December 21, 2006 and a copy of the prospectus related to the

1993 Plan, and has had an opportunity to ask questions of the Company’s representatives about this Amendment and the investment decision contemplated hereby.

4.             Tax Consequences.  Optionee has had an opportunity to consult with tax and/or other advisers as Optionee deems advisable in connection with entering into this Amendment and Optionee is not relying on the Company for any tax advice.

5.             Defined Terms.  All capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

6.             Governing Law.  This Amendment shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely with the State of California.

The parties hereto have duly executed this Stock Option Amendment, effective as of the date set forth above.

ZORAN CORPORATION

By:

Name:

Title:

OPTIONEE

Signature of Optionee

Karl Schneider